Reverse Merger Accounting (Details)	12 Months Ended
Dec. 31, 2023
Reverse Merger Accounting [Abstract]
Description of conversion ratio	As a result of the Merger, each of Serve’s shares of capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 0.8035 shares of Patricia’s common stock (the “Common Share Conversion Ratio”).